Exhibit 10.9

ADMINISTRATION AGREEMENT

CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Issuing Entity,

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3,
as Grantor Trust,

CARVANA, LLC,
as Administrator
and
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee
_____________________________
Dated as of August 25, 2026
_____________________________

CRVNA 2026-P3 Administration Agreement

TABLE OF CONTENTS

Page

1	CERTAIN DEFINITIONS	1
2	DUTIES OF THE ADMINISTRATOR	2
3	[RESERVED]	4
4	RECORDS	4
5	COMPENSATION	4
6	ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUING ENTITY	5
7	INDEPENDENCE OF THE ADMINISTRATOR	5
8	NO JOINT VENTURE	5
9	OTHER ACTIVITIES OF THE ADMINISTRATOR	5
10	TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR	5
11	ACTION UPON TERMINATION, RESIGNATION OR REMOVAL	6
12	NOTICES	6
13	AMENDMENT	6
14	SUCCESSORS AND ASSIGNS	7
15	GOVERNING LAW	7
16	SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL	7
17	HEADINGS	8
18	COUNTERPARTS; ELECTRONIC SIGNATURE	8
19	SEVERABILITY OF PROVISIONS	8
20	NOT APPLICABLE TO CARVANA IN OTHER CAPACITIES	8
21	LIMITATION OF LIABILITY OF OWNER TRUSTEE, GRANTOR TRUST TRUSTEE AND INDENTURE TRUSTEE	8
22	THIRD-PARTY BENEFICIARY	9
23	RECOURSE AGAINST CERTAIN PARTIES	9
24	NONPETITION COVENANT	9
25	CUMULATIVE REMEDIES	9
26	WAIVERS	9
CRVNA 2026-P3 Administration Agreement

This ADMINISTRATION AGREEMENT, dated as of August 25, 2026, is among CARVANA AUTO RECEIVABLES TRUST 2026-P3, a Delaware statutory trust, as issuer (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3, a Delaware statutory trust, as grantor trust (the “Grantor Trust”), CARVANA, LLC, an Arizona limited liability company, as administrator (“Carvana” or the “Administrator”), and COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, a national association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”).
W I T N E S S E T H:
WHEREAS, the Issuing Entity is issuing Notes pursuant to an indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity, the Grantor Trust and the Indenture Trustee;
WHEREAS, the Issuing Entity has entered into (or assumed) certain agreements in connection with the issuance of the Notes and the Certificates, including (a) the Receivables Transfer Agreement, (b) the Receivables Contribution Agreement, (c) the Note Depository Agreement and (d) the Indenture;
WHEREAS, pursuant to the Transaction Documents, the Issuing Entity is required to perform certain duties in connection with (a) the Notes and the Collateral and (b) the Certificates;
WHEREAS, the Grantor Trust has entered into (or assumed) certain agreements in connection with the issuance of the Grantor Trust Certificate, including (a) the Receivables Contribution Agreement and (b) the Indenture;
WHEREAS, pursuant to the Transaction Documents, the Grantor Trust is required to perform certain duties in connection with (a) the Grantor Trust Collateral and (b) the Grantor Trust Certificate;
WHEREAS, the Issuing Entity and the Grantor Trust desire to have the Administrator perform certain of the duties of the Issuing Entity and the Grantor Trust referred to in the preceding clauses, and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuing Entity and the Grantor Trust may from time to time request; and
WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuing Entity and the Grantor Trust on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:
1.    Certain Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Administration Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

CRVNA 2026-P3 Administration Agreement

2.    Duties of the Administrator.
(a)    Duties with Respect to the Transaction Documents.
(i)    The Administrator agrees to perform all of its duties as Administrator specifically enumerated herein and in the Transaction Documents and administer, perform all of the specifically enumerated duties of the Issuing Entity under the Indenture, the Trust Agreement, the Servicing Agreement, the Receivables Transfer Agreement, the Receivables Contribution Agreement and the Note Depository Agreement and to perform all of the specifically enumerated duties of the Grantor Trust under the Indenture, the Receivables Contribution Agreement and the Grantor Trust Agreement, and no additional duties shall be read to be included herein; provided, however, that the Administrator shall have no obligation to make any payment required to be made by the Issuing Entity or the Grantor Trust under any Transaction Document. In addition, the Administrator shall consult with the Issuing Entity and the Grantor Trust regarding their respective duties and obligations under the Transaction Documents. The Administrator shall monitor the performance of the Issuing Entity and shall advise the Issuing Entity when action is necessary to comply with the Issuing Entity’s duties under the Indenture, the Servicing Agreement, the Trust Agreement, the Note Depository Agreement, the Receivables Transfer Agreement and the Receivables Contribution Agreement. The Administrator shall monitor the performance of the Grantor Trust and shall advise the Grantor Trust when action is necessary to comply with the Grantor Trust’s duties under the Indenture, the Servicing Agreement, the Receivables Contribution Agreement and the Grantor Trust Agreement. Other than such items to be performed by the Indenture Trustee pursuant to Section 6.6 of the Indenture, the Administrator shall prepare for execution by the Issuing Entity or the Grantor Trust or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuing Entity or the Grantor Trust to prepare, file or deliver pursuant to the Transaction Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuing Entity and the Grantor Trust to take pursuant to the Transaction Documents, and shall prepare, execute, file and deliver on behalf of the Issuing Entity and the Grantor Trust all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuing Entity and the Grantor Trust to prepare, execute, file or deliver pursuant to the Transaction Documents or otherwise required by law.
(b)    Notice to the Rating Agencies. The Administrator shall give notice to each Rating Agency of (i) any resignation or removal of the Owner Trustee pursuant to Section 6.10 of the Trust Agreement, (ii) any resignation or removal of the Grantor Trust Trustee pursuant to Section 6.10 of the Grantor Trust Agreement, (iii) any amendment to the Servicing Agreement pursuant to Section 7.1 of the Servicing Agreement, (iv) any Event of Default, Servicer Termination Event, each default on the part of the Servicer of its obligations under the Servicing Agreement, each default on the part of the Depositor of its obligations under the Receivables Transfer Agreement, each default on the part of the Seller of its obligations under the Receivables Purchase Agreement and each default on the part of the FAC Seller of its obligations under the FAC Receivables Purchase Agreement of which it has been provided notice pursuant to Section 3.19 of the Indenture, (v) any supplemental indenture pursuant to Section 9.1 or 9.2 of the Indenture (vi) any redemption of the Notes pursuant to Section 10.1 of the Indenture; (vii) any amendment to the Collateral Custodian Agreement pursuant to Section 4.1 of the Collateral Custodian Agreement, (viii) any amendment to the Backup Servicing Agreement pursuant to Section 19 of the Backup Servicing Agreement, (ix) any merger or consolidation of the Grantor Trust Trustee pursuant to Section 6.11 of the Grantor Trust Agreement; which notice shall be given in the case of each of clauses (i) through (ix) promptly upon the Administrator being notified thereof by the Owner Trustee, the Grantor Trust Trustee, the Indenture Trustee or the Servicer, as applicable. If Carvana is no longer the Administrator, the successor administrator shall provide any required Rating Agency notices under this Section 2(b) to the Depositor, who promptly shall provide such notices to the Rating Agencies.
(i)    Upon dissolution of the Issuing Entity, the Administrator shall wind up the business and affairs of the Issuing Entity in accordance with Section 7.1 of the Trust Agreement. Upon dissolution of the Grantor Trust, the Administrator shall wind up the business and affairs of the Grantor Trust in accordance with Section 7.1 of the Grantor Trust Agreement.

CRVNA 2026-P3 Administration Agreement

(ii)    Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not take, any action that the Issuing Entity or the Grantor Trust directs the Administrator not to take or which would result in a violation or breach of the Issuing Entity’s covenants, agreements or obligations under any of the Transaction Documents or the Grantor Trust’s covenants, agreements or obligations under any of the Transaction Documents.
(c)    Additional Duties.
(i)    Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Paying Agent if any withholding tax is imposed on the Issuing Entity’s payments to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Paying Agent pursuant to such provision. Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Grantor Trust Paying Agent if any withholding tax is imposed on the Grantor Trust’s payments to the Grantor Trust Certificateholder as contemplated in Section 5.3 of the Grantor Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Grantor Trust Paying Agent pursuant to such provision.
(ii)    Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, if the Owner Trustee is notified by the Administrator that the Issuing Entity is deemed to be taxable as a partnership for U.S. federal income tax purposes, the Administrator shall be responsible for the performance of the duties of the Owner Trustee set forth in Section 5.4 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the electronic transmission or mailing, but not for the preparation, to the Certificateholders of the forms provided by the Administrator to the Owner Trustee in appropriate form necessary to enable each Certificateholder (or beneficial owner of a Certificate) to prepare its federal and state income tax returns. Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, if the Grantor Trust Trustee is notified by the Administrator that the Grantor Trust is deemed to be taxable as a partnership for U.S. federal income tax purposes, the Administrator shall be responsible for performance of the duties of the Grantor Trust Trustee set forth in Section 5.1 of the Grantor Trust Agreement with respect to, among other things, accounting and reports to the Grantor Trust Certificateholder; provided, however, that the Grantor Trust Trustee shall retain responsibility for the electronic transmission or mailing, but not for the preparation, to the Grantor Trust Certificateholder of the forms provided by the Administrator to the Grantor Trust Trustee in appropriate form necessary to enable the Grantor Trust Certificateholder to prepare its federal and state income tax returns.
(iii)    The Administrator may satisfy any obligations it may have with respect to clause (ii) above and this clause (iii) by retaining, at the expense of the Administrator with respect to the Grantor Trust and at the expense of the Issuing Entity with respect to the Issuing Entity, a firm of independent public accountants acceptable to the Grantor Trust Trustee and the Owner Trustee which shall perform the obligations of the Administrator thereunder.
(iv)    Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the Administrator (and not the Owner Trustee or the Grantor Trust Trustee) shall be responsible for compliance by the Issuing Entity and the Grantor Trust with the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the “CTA”) including, but not limited to, preparing and filing reports with the U.S. Financial Crimes Enforcement Network on behalf of the Issuing Entity and/or Grantor Trust and otherwise causing the Issuing Entity and/or Grantor Trust to comply with their obligations under the CTA.
(v)    In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity or the Grantor Trust and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity or the Grantor Trust, as applicable, than would be available from Persons that are not Affiliates of the Administrator.

CRVNA 2026-P3 Administration Agreement

(vi)    The Administrator shall appoint an Independent Accountant, which shall be a firm of independent certified public accountants of recognized national reputation, to prepare any and all applicable tax returns of the Issuing Entity and the Grantor Trust. The Administrator may revoke such power and remove the Independent Accountant at any time in the Administrator’s sole discretion. For the avoidance of doubt, neither the Owner Trustee nor the Grantor Trust Trustee shall have any duty, obligation or responsibility in appointing the Independent Accountant, and shall have no liability for the selection of any such Independent Accountant by the Administrator.
(d)    Non-Ministerial Matters.
(i)    With respect to matters related to the Issuing Entity that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:
(A)    the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity;
(B)    the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;
(C)    the removal of the Asset Representations Reviewer;
(D)    the removal of the Indenture Trustee; and
(E) the removal of the Owner Trustee.

(ii)    With respect to matters related to the Grantor Trust that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Grantor Trust Trustee of the proposed action and the Grantor Trust Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include the initiation of any claim or lawsuit by the Grantor Trust, the compromise of any action, claim or lawsuit brought by or against the Grantor Trust and the removal of the Grantor Trust Trustee.
(iii)    Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders or the Certificateholders under the Transaction Documents, (y) sell the Collateral pursuant to Section 5.4 of the Indenture or (z) take any other action that the Issuing Entity or the Grantor Trust directs the Administrator not to take on its behalf.
3.    [Reserved]
4.    Records. The Administrator shall comply with Section 5.4 of the Trust Agreement and Section 5.1 of the Grantor Trust Agreement, including maintaining appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee and the Depositor, as applicable, at any time during normal business hours.
5.    Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Issuing Entity shall, unless

CRVNA 2026-P3 Administration Agreement

otherwise waived by the Administrator, pay the Administrator an annual fee in the amount of $1,000. The Administrator is also entitled to expenses pursuant to Section 2.7(b) of the Indenture.
6.    Additional Information To Be Furnished to the Issuing Entity. The Administrator shall furnish to the Issuing Entity and the Grantor Trust from time to time such additional information regarding the Issuing Entity Collateral or the Grantor Trust Collateral, as applicable, as the Issuing Entity or the Grantor Trust shall reasonably request.
7.    Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Grantor Trust with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity or the Grantor Trust, the Administrator shall have no authority to act for or to represent the Issuing Entity or the Grantor Trust, in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuing Entity or the Grantor Trust.
8.    No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and any of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.
9.    Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee or the Indenture Trustee.
10.    Term of Agreement; Resignation and Removal of Administrator.
(a)    This Agreement shall continue in force until the termination of the Issuing Entity, upon which event this Agreement shall automatically terminate.
(b)    Subject to Section 10(e), the Administrator may give notice of its intent to resign its duties hereunder by providing the Issuing Entity and the Grantor Trust with at least sixty (60) days’ prior written notice.
(c)    Subject to Section 10(e), the Issuing Entity, acting at the direction of the Majority Certificateholders, may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.
(d)    Subject to Section 10(e), at the sole option of the Issuing Entity, acting at the direction of the Majority Certificateholders, the Administrator may be removed immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:
(i)    the Administrator shall default in the performance of any of its duties under this Agreement and, after notice from the Issuing Entity of such default, shall not cure such default within thirty (30) days (or, if such default cannot be cured in such time, shall not give within ten (10) Business Days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity);
(ii)    a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

CRVNA 2026-P3 Administration Agreement

(iii)    the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.
The Administrator agrees that if any of the events specified in clause (i), clause (ii) or clause (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuing Entity, the Grantor Trust and the Indenture Trustee within seven (7) days after the happening of such event.
(e)    No resignation or removal of the Administrator pursuant to this Section 10 shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) the Rating Agency Condition has been satisfied with respect to such proposed appointment.
11.    Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) or the resignation or removal of the Administrator pursuant to Section 10(b) or Section 10(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the effective date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the Issuing Entity all property and documents of or relating to the Issuing Entity Collateral and the Grantor Trust Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 10(b), 10(c) or 10(d) respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.
12.    Notices. All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A of the Receivables Purchase Agreement.
13.    Amendment.
(a)    Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Administrator without the consent of any of the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Noteholders, the Certificateholders, the Owner Trustee, the Grantor Trust Trustee or any other Person subject to the satisfaction of one of the following conditions:
(i)    the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;
(ii)    the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or
(iii)    to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Administrator.
(b)    This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding

CRVNA 2026-P3 Administration Agreement

Distribution Date, or if the aggregate Outstanding Amount of the P&I Notes (other than the Class N Notes) has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 13(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders.
(c)    It will not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 13(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.
(d)    Prior to the execution of any amendment or consent pursuant to Section 13(b), the Depositor shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 13 shall be effective which materially and adversely affects the rights, privileges, indemnities, protections or duties of the Indenture Trustee, the Owner Trustee or the Grantor Trust Trustee without the prior written consent of such Person.
(e)    Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.
14.    Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuing Entity, the Grantor Trust Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuing Entity, the Grantor Trust Trustee or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.
15.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
16.    Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

CRVNA 2026-P3 Administration Agreement

(a)    submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)    consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 12 of this Agreement;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e)    to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.
17.    Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.
18.    Counterparts; Electronic Signature. This Agreement may be executed in two (2) or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
19.    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.
20.     Not Applicable to Carvana in Other Capacities. Nothing in this Agreement shall affect any obligation Carvana may have in any other capacity.
21.    Limitation of Liability of Owner Trustee, Grantor Trust Trustee and Indenture Trustee.
(a)    It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and

CRVNA 2026-P3 Administration Agreement

authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only the Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on BNY Delaware, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity or Grantor Trust, as applicable under this Agreement.
(b)    Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Computershare Trust Company, National Association, not in its individual capacity but solely in its capacity as Indenture Trustee and in no event shall Computershare Trust Company, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.
22.    Third-Party Beneficiary. Each of the Grantor Trust Trustee and the Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.
23.    Recourse against Certain Parties. Notwithstanding anything in this Agreement to the contrary, all amounts owed by the Issuing Entity or the Grantor Trust on, under or in respect of its obligations and liabilities under this Agreement shall be recoverable only from and to the extent of the Collateral and upon final realization of collections thereon and in accordance with Section 2.7 of the Indenture, the Issuing Entity and the Grantor Trust shall have no further liability and all claims in respect of the amounts owed but still unpaid shall be extinguished.
24.    Nonpetition Covenant. None of the parties hereto shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity or the Grantor Trust under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or the Grantor Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity or the Grantor Trust prior to the date which is the later of (i) one (1) year and one (1) day since the last day on which the aggregate Outstanding Amount of the P&I Notes was reduced to zero and (ii) one (1) year and one (1) day since the final distribution with respect to the Certificates. This Section 24 shall survive the termination of this Agreement.
25.    Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
26.    Waivers. No failure or delay on the part of the Depositor, the Administrator, the Issuing Entity, the Grantor Trust, the Noteholders, the Certificateholders, or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent

CRVNA 2026-P3 Administration Agreement

transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.
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CRVNA 2026-P3 Administration Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.
CARVANA AUTO RECEIVABLES TRUST 2026-P3,
as Issuing Entity
By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuing Entity

By:     /s/ Dawn Plows_________________
Name:    Dawn Plows
Title:    Associate

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2026-P3,
as Grantor Trust
By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee on behalf of the Grantor Trust

By:     /s/ Dawn Plows_________________
Name:    Dawn Plows
Title:    Associate

CARVANA, LLC, as Administrator

By:     /s/ Paul Breaux_________________
Name:    Paul Breaux
Title:    Vice President, Secretary

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By:    /s/ Jeanine C. Casey________________
Name:     Jeanine C. Casey
Title:    Vice President
S-1
CRVNA 2026-P3
Administration Agreement